SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or
15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported):
November 17, 2006

INTERACTIVE GAMES, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-48746	87-0567853
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

319 Clematis Street, Suite 803
West Palm Beach, Florida 33401
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (561) 515-6030

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On November 17, 2006, the Company appointed Stephen D. King to its board of directors. There was no arrangement or understanding by which Mr. King was selected by the Company. There have been no transactions between the Company and Mr. King since the beginning of the Company’s last fiscal year.

Mr. King is currently the Chief Executive Officer and a director of Wits Basin Precious Minerals, Inc., a publicly-traded minerals exploration and development company based in Minneapolis, Minnesota. Mr. King also recently served as President of SDK Investments, Inc., a private investment firm located in Atlanta, Georgia specializing in corporate finance and investing.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

Exhibit	Description
99.1	Press Release dated November 20, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERACTIVE GAMES, INC.
Date: November 21, 2006	By: /s/ Henry Fong Henry Fong, President

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated November 20, 2006